Cypress Environmental Partners, L.P. 8-K

 Exhibit 99.1

Cypress Environmental Partners Announces Pre-Packaged Court
Restructuring and Expected Delisting of Common Units from the NYSE

TULSA, May 9th, 2022 - Today, Cypress Environmental Partners, L.P. (NYSE: CELP) (“Cypress” or the “Company”) announced the next step in its previously announced plan to pursue a court-supervised restructuring. On May 8, 2022, Cypress entered into a Restructuring Support Agreement (the “RSA”) with Argonaut Private Equity (“Argonaut”), a Tulsa-based private equity firm and the sole senior secured lender of the Company, pursuant to which Argonaut agreed to vote in favor of a joint pre-packaged plan of reorganization of the Company and its subsidiaries (the “Plan”) under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). The Plan was filed with the U.S. Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on May 8, 2022. The RSA and the Plan contemplate a debt-to-equity recapitalization transaction, whereby Argonaut will receive 100% of the new equity interests of the reorganized company (“Reorganized Company”) in exchange for extinguishing the obligations to Argonaut remaining under the Company’s credit agreement (the “Reorganization Transaction”). In addition, the Plan provides for the payment in full of priority and trade claims and an equity commitment from Argonaut to provide working capital to the Reorganized Company upon emergence. Argonaut will also provide a Debtor-In-Possession loan (the “DIP Facility”) to Cypress to fund operations, if necessary.

The Reorganization Transaction will provide the Reorganized Company with a fresh start, deleveraging its balance sheet, providing a stable platform for the Reorganized Company to grow post-emergence, and preserving over 350 high-paying jobs for the Company’s employees. Cypress expects to operate in the ordinary course of business during these proceedings with minimal disruption.

Given the amount of Cypress’ outstanding senior secured debt, which currently totals $58.1 million, Cypress continues to expect that the Reorganization Transaction will result in its outstanding common units (“Common Units”) and Series A preferred units (including accrued and unpaid distributions) having no value. As a result, Cypress anticipates that the New York Stock Exchange (the “NYSE”) will announce its intention to delist Cypress’ common units (the “Common Units”), which are currently listed on the NYSE under the symbol “CELP.” Upon delisting of the Common Units, the Company intends to file a Form 15 with the U.S. Securities and Exchange Commission (the “SEC”) to voluntarily deregister its Common Units and suspend its reporting obligations under the Securities Exchange Act of 1934, as amended. Bankruptcy Court approval is required to engage or retain professional services firms including independent registered public accounting firms, and consequently Cypress will be unable to file its Quarterly Report on Form 10-Q for the three months ended March 31, 2022 prior to the SEC filing deadline on May 16, 2022.

CEO PERSPECTIVES

“We are proceeding to the next step of our previously announced restructuring and proud of our employees who never missed a beat serving our great customers. Cypress will emerge as a strong, reorganized company with no debt that is focused on serving our customers and growing its business. Argonaut is a highly respected Tulsa, Oklahoma based private equity firm. Our board of directors is pleased that Argonaut is interested in recapitalizing Cypress and growing its business, and that Argonaut is committed to our valuable employees and the Tulsa community. We remain disappointed that our minority unitholders, insiders, and our management team will have lost their entire equity investment as a result of this Plan,” said Peter C. Boylan III, Chairman, President, and CEO.

“We are pleased that we have been able to help recapitalize Cypress to position it for growth. Pete, the leadership team, and Cypress’ valuable employees have built a great company, and they worked tirelessly battling through numerous challenging issues over the last several years. As the new senior secured lender, we look forward to emerging from this reorganization as the new owner with a platform for growth. We remain committed to serving Cypress’ customers with excellent service, working with the talented management and employees, and diversifying the company into exciting new inspection opportunities” said Steve Mitchell, CEO and Managing Director of Argonaut Private Equity.

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Forward-Looking Statements

This press release contains “forward-looking statements” related to future events. Forward-looking statements contain words such as “expect,” “anticipate,” “could,” “should,” “intend,” “plan,” “believe,” “seek,” “see,” “may,” “will,” “would,” or “target.” Forward-looking statements are based on management’s current expectations, beliefs, assumptions and estimates and may include, for example, statements regarding the company’s proceedings under Chapter 11 (the “Chapter 11 Cases”), the Company’s ability to complete the Reorganization Transaction and its ability to continue operating in the ordinary course while the Chapter 11 Cases are pending. These statements are subject to significant risks, uncertainties, and assumptions that are difficult to predict and could cause actual results to differ materially and adversely from those expressed or implied in the forward-looking statements, including risks and uncertainties regarding the Company’s ability to successfully complete a restructuring under Chapter 11, including: consummation of the Reorganization Transaction or an alternative restructuring; potential adverse effects of the Chapter 11 Cases on the Company’s liquidity and results of operations; the Company’s ability to obtain timely approval by the Bankruptcy Court with respect to the motions filed in the Chapter 11 Cases; objections to the recapitalization process or other pleadings filed that could protract the Chapter 11 Cases; employee attrition and the Company’s ability to retain senior management and other key personnel due to the distractions and uncertainties imposed in part by the Chapter 11 Cases; the Company’s ability to comply with financing arrangements, including the DIP Facility; the Company’s ability to maintain relationships with its tenants, suppliers, customers, employees, sponsors, and other third parties and regulatory authorities as a result of the Chapter 11 Cases; the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, including holders of the Company’s common stock and other equity securities; the Bankruptcy Court’s rulings in the Chapter 11 Cases, including the approvals of the terms and conditions of the Reorganization Transaction and the outcome of the Chapter 11 Cases generally; the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the Chapter 11 Cases; risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to consummate the Reorganization Transaction or an alternative restructuring; increased administrative and legal costs related to the Chapter 11 process; potential delays in the Chapter 11 process due to the effects of the COVID-19 virus; and other litigation and inherent risks involved in a bankruptcy process. Forward-looking statements are also subject to the risk factors and cautionary language described from time to time in the reports the Company files with the U.S. Securities and Exchange Commission, including those in the Company’s most recent Annual Report on Form 10-K and any updates thereto in the Company’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. These risks and uncertainties may cause actual future results to be materially different than those expressed in such forward-looking statements. The Company has no obligation to update or revise these forward-looking statements and does not undertake to do so.

The Company cautions that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. Holders of shares of the Company’s common stock and other equity securities could experience a complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Investors:

Contact: Cypress Environmental Partners, L.P. - Jeff Herbers – Vice President & Chief Financial Officer
jeff.herbers@cypressenvironmental.biz or 918-947-5730

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ABOUT CYPRESS ENVIRONMENTAL PARTNERS, L.P.

Cypress Environmental Partners, L.P. is a master limited partnership that provides essential environmental services to the utility and energy industries, including pipeline & infrastructure inspection, NDE testing, and in-line integrity support services throughout the United States. Cypress also provides environmental services to upstream and midstream energy companies and their vendors in North Dakota, including water treatment, hydrocarbon recovery, and disposal into EPA Class II injection wells to protect our groundwater. Cypress works closely with its customers to help them protect people, property, and the environment, and to assist their compliance with increasingly complex and strict rules and regulations. Cypress is headquartered in Tulsa, Oklahoma.

About Argonaut Private Equity

Founded in 2002, Argonaut Private Equity is a Tulsa-based private equity firm with more than $2 billion of capital deployed in direct investments across the manufacturing and industrials sectors.  Argonaut partners with companies to develop a strategy for accelerating growth and enhancing operations.  In January, Argonaut held the first close for Argonaut Private Equity Fund V, continuing its history of generating attractive investment returns through a disciplined approach and aligning interests with those of its investors and business partners.

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